UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Date of report)	May 28, 2025
(Date of earliest event reported)	May 22, 2025

ONE Gas, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 East Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 947-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	OGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of shareholders on May 22, 2025. The matters voted upon at the meeting and the results of such voting are set forth below:

1.

Election of Directors. The individuals set forth below were elected to the Board of Directors of the Company to serve one-year terms expiring at our 2026 annual meeting of shareholders by a majority of the votes cast by the shareholders present in person or by proxy and entitled to vote as follows:

Director	Votes For	Votes Against	Abstain	Broker Non-Votes
John W. Gibson	50,377,842.384	1,421,386.388	85,861.440	4,268,233.000
Tracy E. Hart	51,326,637.504	462,457.975	95,994.733	4,268,233.000
Deborah A. P. Hersman	51,308,314.580	483,652.875	93,122.757	4,268,233.000
Michael G. Hutchinson	50,143,067.588	1,659,368.228	82,654.396	4,268,233.000
Robert S. McAnnally	50,834,521.400	969,118.556	81,450.256	4,268,233.000
Sanjay D. Meshri	51,554,437.120	243,962.689	86,690.403	4,268,233.000
Pattye L. Moore	50,458,596.789	1,331,208.321	95,285.102	4,268,233.000
Eduardo A. Rodriguez	50,410,421.231	1,392,393.097	82,275.884	4,268,233.000
Yves C. Siegel	51,563,266.217	237,388.930	84,435.065	4,268,233.000

2.

Ratification of our Independent Auditor. The appointment of PricewaterhouseCoopers LLP as independent auditor for the Company for the fiscal year ending December 31, 2025, was ratified by a majority of the voting power of the shareholders present in person or by proxy and entitled to vote as follows:

Votes For	Votes Against	Abstain
55,255,475.870	766,689.404	131,157.938

3.

Advisory vote on Executive Compensation. The advisory vote on compensation paid to our named executive officers as disclosed in our Proxy Statement for the 2025 annual meeting, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by a majority of the voting power of the shareholders present in person or by proxy and entitled to vote as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
49,449,606.487	2,279,677.055	155,806.670	4,268,233.000

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONE Gas, Inc.

Date: May 28, 2025	By:	/s/ Brian K. Shore
Brian K. Shore
Vice President, Associate General Counsel & Secretary